UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2019

Genesee & Wyoming Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 West Avenue Darien, Connecticut		06820
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 202-8900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GWR	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

This Current Report on Form 8-K is filed by Genesee & Wyoming Inc., a Delaware corporation (“G&W”), in connection with the matters described herein.

This Current Report on Form 8-K is being filed by G&W in connection with an agreement to settle certain litigation relating to the previously announced definitive Agreement and Plan of Merger (the “merger agreement”), dated as of July 1, 2019, by and among G&W, DJP XX, LLC, a Delaware limited liability company (“Parent”), and MKM XXII Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into G&W (the “merger”) with G&W surviving the merger as a wholly owned subsidiary of Parent.

Supplemental Disclosures in Connection with Transaction Litigation

Following the filing of G&W’s definitive proxy statement (the “proxy statement”) associated with the merger with the Securities and Exchange Commission (the “SEC”) on August 20, 2019, three lawsuits were filed in connection with the merger, including two purported class action lawsuits that were filed on August 21, 2019 and September 4, 2019 in the United States District Court for the District of Delaware, and one lawsuit filed on behalf of a purported individual shareholder on September 12, 2019 in the United States District Court for the District of Connecticut. These lawsuits, Gordon vs Genesee & Wyoming Inc. et al., Case No. 1:19-cv-01558-MN, Thompson vs Genesee & Wyoming Inc. et al., Case No. 1:19-cv-01650-MN, and Geery vs Genesee & Wyoming Inc. et al., Case No. 3:19-cv-01438-VLB (collectively, the “Actions”), name G&W and individual officers and members of the G&W board of directors as defendants. The Actions allege, among other things, that the defendants failed to disclose certain information relating to G&W’s financial projections set forth in the proxy statement.

G&W believes that the Actions are without merit and that no further disclosure is required to supplement the proxy statement under applicable law; however, to eliminate the burden, expense, and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, G&W has agreed to make certain supplemental disclosures to the proxy statement as set forth below. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. The defendants have vigorously denied, and continue vigorously to deny, that they have committed any violation of law or engaged in any of the wrongful acts that were alleged in the Actions. In consideration for such supplemental disclosures by G&W, plaintiffs in the Actions have agreed to voluntarily dismiss the Actions.

Supplements to the Proxy Statement

The supplemental disclosures to the proxy statement set forth in this Current Report on Form 8-K below should be read alongside the proxy statement, which should be read in its entirety, and to the extent that information in this Current Report on Form 8-K differs from or updates information contained in the proxy statement, this Current Report on Form 8-K shall supersede the information in the proxy statement. Defined terms used but not otherwise defined herein have the meanings set forth in the proxy statement.

1. The section of the proxy statement titled “The Merger Proposal (Proposal 1)—Opinions of G&W’s Financial Advisors—Opinion of BofA Securities, Inc.” is hereby supplemented as follows:

A. Under the caption “Summary of Material G&W Financial Analyses—Selected Publicly Traded Companies Analysis”, the introductory paragraph and the bullets on page 57 of the proxy statement are replaced in their entirety as follows:

Selected Publicly Traded Companies Analysis. BofA Merrill Lynch reviewed publicly available financial and stock market information for G&W and the following six publicly traded class I railroad companies:

				EV / EBITDA(1)		Price / Earnings(1)
Company	Price as of 6/28/2019	Market Value (in millions)	Enterprise Value (in millions)	2019E	2020E	2019E	2020E	5-Year Growth Rate(1)	Total Debt / LTM EBITDA
Union Pacific Corporation	$169.11	$120,454	$146,527	12.8x	11.9x	18.8x	16.5x	13%	2.5x
CSX Corporation	$77.37	$62,912	$77,240	11.7x	11.2x	17.8x	16.2x	12%	2.6x
Canadian National Railway Company	$92.75	$67,223	$77,677	13.2x	12.1x	19.7x	17.5x	12%	1.9x
Norfolk Southern Corporation	$199.33	$53,812	$64,805	11.9x	10.9x	18.3x	16.2x	13%	2.2x
Canadian Pacific Railway Limited	$236.03	$33,287	$40,146	13.6x	12.6x	18.7x	16.6x	14%	2.6x
Kansas City Southern	$121.82	$12,325	$15,402	10.9x	9.9x	18.1x	16.0x	14%	2.1x

(1)	Estimates and EPS Growth Rate obtained from Wall Street research and calendarized when necessary.

B. Under the caption “Summary of Material G&W Financial Analyses—Selected Precedent Transactions Analysis”, the introductory paragraph and the table on page 58 of the proxy statement are replaced in their entirety as follows:

Selected Precedent Transactions Analysis. BofA Merrill Lynch reviewed, to the extent publicly available, financial information relating to the following 20 selected transactions involving companies in the railroad industry:

Acquiror	Target	Transaction Value (in millions)(1)	Transaction Value / LTM EBITDA

•GMéxico Transportes S.A. de C.V.	•Florida East Coast Railway Holdings Corp	•$2,100	•13.6x

•G&W Australia Holdings LP	•Glencore Rail	•$866	•11.4x(2)

•Macquarie Infrastructure and Real Assets	•G&W Australia Holdings LP (48.9%)	•$1,534	•11.2x(2)

•Consortium consisting of Canadian Pension Plan Investment Board, Global Infrastructure Partners, China Investment Corporation, GIC Private Limited, British Columbia Investment Management Corporation	•Pacific National Group	•$6,594	•10.3x

•Genesee & Wyoming Inc.	•Freightliner Corporation (95%)	•$807	•9.5x

•Genesee & Wyoming Inc.	•RailAmerica, Inc	•$2,001	•10.3x

•Berkshire Hathaway Inc.	•Burlington Northern Santa Fe Corporation	•$43,653	•8.8x

•Canadian Pacific Railway Limited	•Dakota, Minnesota & Eastern Railroad Corporation	•$1,480	•14.4x

•Fortress Investment Group LLC	•Florida East Coast Industries, Inc.	•$3,390	•N/A

•Fortress Investment Group LLC	•RailAmerica, Inc	•$1,050	•11.7x

•América Latina Logística	•Brasil Ferrovias S.A.	•$1,453	•16.7x

•TOLL Holdings	•Patrick Corporation Ltd	•$5,284	•15.0x

•Kansas City Southern	•Grupo Transportacion Ferroviaria Mexicana SA (51%)	•$1,320	•6.1x

•Canadian National Railway Company	•BC Rail Ltd.	•$1,103	•12.2x

•Canadian National Railway Company	•Wisconsin Central Transportation Co.	•$1,191	•9.8x

•Canadian National Railway Company	•Illinois Central Corporation	•$3,005	•9.8x

•CSX Transportation Inc. / Norfolk Southern Railway Company	•Consolidated Rail Corporation	•$12,329	•12.1x

•Union Pacific Corporation	•Southern Pacific Rail Corp.	•$5,388	•12.3x

•Union Pacific Corporation	•Chicago and North Western Transportation Company	•$2,611	•8.3x

•Burlington Northern Inc.	•Santa Fe Pacific Corp.	•$5,087	•7.2x

(1)	Full transaction value implied when less than 100% stake
(2)	Multiples based on NTM projections (only figures publicly available)

2. The section of the proxy statement titled “The Merger Proposal (Proposal 1)—Certain Financial Projections” is hereby supplemented as follows:

A. Under the caption “Financial Projections”, the table and related footnotes on page 69 and 70 of the proxy statement are replaced in their entirety as follows:

Financial Projections(1)

(US$ in millions)	2019E	2020E	2021E	2022E	2023E
Revenue	$2,212	$2,348	$2,478	$2,594	$2,697
Interest Expense (Net)	$92	$75	$59	$43	$23
Income Taxes	$60	$75	$100	$115	$130
Depreciation and Amortization	$227	$240	$254	$262	$271
Equity-Based Compensation Costs	$19	$19	$20	$21	$22
Restructuring Charges	$12	$6	—	—	—
Other Non-Recurring Items(2)	—	—	—	—	—
Adjusted EBITDA(3)	$648	$733	$823	$872	$922
Cash Taxes (Net)	$50	$68	$79	$81	$90
Capital Expenditures(4)	$331	$327	$284	$279	$284
Cash Restructuring Costs	$12	$6	—	—	—
Pension Service Costs	$1	$1	$1	$1	$1
Equity Investments in Joint Ventures	$5	$5	$8	$1	$1
Other Cash Flow Items	$11	$10	$11	—	—
Unlevered Free Cash Flow(5)	$238	$315	$439	$511	$546

(1)	The Financial Projections approved by the G&W Board were presented in the same manner as would be presented in G&W’s financial statements. The figures reflected here are derived from the Financial Projections but are presented on an economic basis, including only 51% of G&W’s ownership of Australia and 50% of its ownership in CG Railway joint ventures, to be consistent with the presentation in the CIP Projections and the figures generally used by BofA Merrill Lynch and Morgan Stanley in their respective financial analyses.
(2)	While other non-recurring items are from time to time reflected in G&W’s financial statements, G&W did not project the amounts of any other non-recurring items.
(3)	“Adjusted EBITDA” is defined as earnings before interest expense, provision for income taxes, depreciation and amortization and inclusive of costs related to equity-based compensation, as adjusted to exclude restructuring charges as well as other non-recurring items typically identified in G&W’s financial statements.
(4)	“Capital Expenditures” are defined as capital expenditures for maintenance, grant-funded projects (net of grant proceeds received) and new business investments.
(5)	“Unlevered Free Cash Flow” is defined as Adjusted EBITDA less estimated cash taxes (net of the benefit of tax credits), Capital Expenditures, cash restructuring costs, pension service costs, equity investments in joint ventures and other cash flow items. The calculation of Unlevered Free Cash Flow was not expressly included in the Financial Projections but was derived from the Financial Projections and is included for reference.

B. Under the caption “CIP Projections”, the table and related footnotes on page 70 of the proxy statement are replaced in their entirety as follows:

CIP Projections(1)

(US$ in millions)	2019E	2020E	2021E	2022E	2023E	2024E	2025E	2026E	2027E	2028E
Revenue	$2,365	$2,677	$2,972	$3,115	$3,237	$3,359	$3,478	$3,609	$3,741	$3,872
Interest Expense(2)	—	—	—	—	—	—	—	—	—	—
Cash Taxes (Net)(3)	$74	$81	$109	$124	$141	$219	$238	$251	$260	$277
Depreciation and Amortization	$239	$265	$293	$303	$311	$320	$328	$337	$347	$356
Equity-Based Compensation Costs	$18	$19	$20	$20	$20	$19	$19	$20	$20	$21
EBITDA of Assumed Prospective Acquisitions	$40	$82	$125	$130	$135	$140	$146	$152	$158	$164
Restructuring Charges	—	—	—	—	—	—	—	—	—	—
Other Non-Recurring Items(4)	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA(5)	$692	$833	$969	$1,040	$1,107	$1,177	$1,236	$1,306	$1,375	$1,447
Capital Expenditures(6)	$405	$388	$398	$296	$302	$295	$298	$315	$321	$335

(1)	The CIP Projections were presented on an economic basis, including only 51% of G&W’s ownership of Australia and 50% of its ownership in CG Railway joint ventures. The CIP Projections provided to bidders included 10 years of projections for illustrative purposes. No measure of free cash flow was presented in the CIP Projections, and the calculation of any such measure would require assumptions that were not provided in the CIP Projections; accordingly, no such measure is presented here.
(2)	The CIP Projections were presented on an unlevered basis and thus did not include any projections as to indebtedness or interest expense. The CIP Projections also did not include any cash balances so did not reflect any interest income.
(3)	Because the CIP Projections did not include a projection of interest expense, the CIP Projections did not include a projection of the effect of interest expense on income taxes. The income tax figures presented are on a cash basis and net of repatriation liability and benefit of the short-line tax credit.
(4)	While other non-recurring items are from time to time reflected in G&W’s financial statements, G&W did not project the amounts of any other non-recurring items.
(5)	“Adjusted EBITDA” is defined as earnings before interest expense, provision for income taxes, depreciation, amortization and inclusive of costs related to equity-based compensation, as adjusted to include the effects of assumed prospective acquisitions and exclude restructuring charges as well as other non-recurring items typically identified in G&W’s financial statements.
(6)	“Capital Expenditures” are defined as capital expenditures for maintenance (which include capital expenditures for maintenance of assumed prospective acquisitions), grant-funded projects (net of grant proceeds received) and new business investments. The amounts reflected as “Capital Expenditures” do not reflect the deployment of $300 million of capital in each of 2019, 2020 and 2021 for such assumed prospective acquisitions.

Forward Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of G&W. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. G&W cautions readers of this filing that such “forward looking statements,” including without limitation, those relating to G&W’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this filing or in other statements attributable to G&W, are necessarily estimates reflecting the judgment of G&W’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause G&W’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from G&W’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on G&W’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; risks related to the operation of G&W’s railroads; severe weather conditions and other natural occurrences, which could result in shutdowns, derailments, railroad network and port congestion or other substantial disruption of operations; customer demand and changes in G&W’s operations or loss of important customers; exposure to the credit risk of customers and counterparties; changes in commodity prices; consummation and integration of acquisitions; economic, political and industry conditions, including employee strikes or work stoppages; retention and contract continuation; legislative and regulatory developments, including changes in environmental and other laws and regulations to which G&W or its customers are subject; increased competition in relevant markets; funding needs and financing sources, including G&W’s ability to obtain government funding for capital projects; international complexities of operations, currency fluctuations, finance, tax and decentralized management; challenges of managing rapid growth, including retention and development of senior leadership; unpredictability of fuel costs; susceptibility to and outcome of various legal claims, lawsuits and arbitrations; increase in, or volatility associated with, expenses related to estimated claims, self-insured retention amounts and insurance coverage limits; consummation of new business opportunities; decrease in revenues and/or increase in costs and expenses; susceptibility to the risks of doing business in foreign countries; uncertainties arising from a referendum in which voters in the United Kingdom (U.K.) approved an exit from the European Union (E.U.), commonly referred to as Brexit; G&W’s ability to integrate acquired businesses successfully or to realize the expected synergies associated with acquisitions; risks associated with G&W’s substantial indebtedness; failure to maintain satisfactory working relationships with partners in Australia; and failure to maintain an effective system of internal control over financial reporting as well as disclosure controls and procedures and other risks.

For a more detailed discussion of these factors, see the information under the caption “Risk Factors” in G&W’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in G&W’s most recent Annual Report on Form 10-K filed on February 26, 2019.

G&W’s forward-looking statements speak only as of the date of this filing or as of the date they are made. G&W disclaims any intent or obligation to update any “forward looking statement” made in this filing to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of G&W by Brookfield and GIC. In connection with the proposed merger transaction, G&W filed with the SEC on August 20, 2019 and furnished to G&W’s stockholders a definitive proxy statement. Stockholders are urged to read the definitive proxy statement and any other documents filed or to be filed with the SEC in connection with the proposed merger or incorporated by reference in the definitive proxy statement in their entirety because they contain important information about the proposed merger. This filing does not constitute a solicitation of any vote or approval and is not a substitute for the definitive proxy statement.

Investors are able to obtain free of charge the definitive proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the definitive proxy statement and G&W’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through G&W’s website at www.gwrr.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of G&W may be deemed “participants” in the solicitation of proxies from stockholders of G&W in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of G&W in connection with the proposed merger are set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

September 25, 2019	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
(Date)	Title:	General Counsel